UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 20, 2018

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

On December 20, 2018, AMID Merger LP (“AMID Merger Sub”), a wholly-owned, indirect subsidiary of American Midstream Partners, LP (“AMID”), entered into a First Amendment (the “Amendment”) to the Membership Interest Purchase Agreement with Sunoco, LLC, a subsidiary of Sunoco LP, pursuant to which AMID Merger Sub agreed to sell to Sunoco, LLC (the “Transaction”) 100% of the membership interests in AMID Refined Products, LLC (“AMID Refined Products”), which indirectly owns two refined products terminals in North Little Rock, Arkansas and Caddo Mills, Texas. The Amendment provided for, among other things, a reduction in the purchase price for the membership interests in AMID Refined Products by $75,000 and a modification to the post-closing working capital adjustments.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, which will be filed with AMID’s Annual Report on Form 10-K for the year ending December 31, 2018.

Supplemental Indenture

On December 20, 2018, AMID Merger Sub completed the Transaction. In connection with the completion of the Transaction, on December 20, 2018, AMID, American Midstream Finance Corporation, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee, entered into a supplemental indenture (the “Fifth Supplemental Indenture”) to the base indenture, dated as of December 28, 2016 (as amended and supplemented to date, the “Indenture”). Pursuant to the Fifth Supplemental Indenture, each of AMID Refined Products, AMID NLR LLC, and AMID Caddo LLC was released as a party to and as a Guarantor under the Indenture.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Fifth Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated as of December 20, 2018 by and among American Midstream Partners, LP, American Midstream Finance Corporation, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2018	AMERICAN MIDSTREAM PARTNERS, LP

	By:	AMERICAN MIDSTREAM GP, LLC
its General Partner

	By:	/s/ Eric Kalamaras
		Name:	Eric Kalamaras
		Title:	Senior Vice President and Chief Financial Officer